                                                                      EXHIBIT 32

                                ORTHOMETRIX, INC.
                          FORM 10-KSB DECEMBER 31, 2004

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Orthometrix, Inc., (the "Company"),
on Form 10-KSB for the year ended December 31, 2004, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that to his knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange
Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: March 24, 2005                     /s/ Reynald Bonmati
                                         ---------------------------------------
                                         Reynald Bonmati
                                         Chief Executive Officer

Date: March 24, 2005                     /s/ Neil H. Koenig
                                         ---------------------------------------
                                         Neil H. Koenig
                                         Chief Financial Officer